POWER OF ATTORNEY

WITH RESPECT TO

TIFF INVESTMENT PROGRAM, INC. (“TIP”)

By this instrument, the director of TIP whose name and signature appears below, constitutes and appoints each of Richard J. Flannery, Richelle S. Maestro and Dawn I. Lezon his/her attorney-in-fact, each with power of substitution, in any and all capacities, for the sole purpose of executing such registration statements and any and all amendments thereto for TIP as such designee may deem necessary and appropriate and to file the same with exhibits thereto and other documents in connection therewith as may be reasonably necessary and appropriate, with the Securities and Exchange Commission and any other federal or state government agency or body, and hereby ratifies and confirms all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue of this instrument.

December 12, 2011

/s/ Sheryl Johns

Name: Sheryl Johns

POWER OF ATTORNEY

WITH RESPECT TO

TIFF INVESTMENT PROGRAM, INC. (“TIP”)

By this instrument, the director of TIP whose name and signature appears below, constitutes and appoints each of Richard J. Flannery, Richelle S. Maestro and Dawn I. Lezon his/her attorney-in-fact, each with power of substitution, in any and all capacities, for the sole purpose of executing such registration statements and any and all amendments thereto for TIP as such designee may deem necessary and appropriate and to file the same with exhibits thereto and other documents in connection therewith as may be reasonably necessary and appropriate, with the Securities and Exchange Commission and any other federal or state government agency or body, and hereby ratifies and confirms all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue of this instrument.

December 12, 2011

/s/ William F. McCalpin

Name: William McCalpin

POWER OF ATTORNEY

WITH RESPECT TO

TIFF INVESTMENT PROGRAM, INC. (“TIP”)

By this instrument, the director of TIP whose name and signature appears below, constitutes and appoints each of Richard J. Flannery, Richelle S. Maestro and Dawn I. Lezon his/her attorney-in-fact, each with power of substitution, in any and all capacities, for the sole purpose of executing such registration statements and any and all amendments thereto for TIP as such designee may deem necessary and appropriate and to file the same with exhibits thereto and other documents in connection therewith as may be reasonably necessary and appropriate, with the Securities and Exchange Commission and any other federal or state government agency or body, and hereby ratifies and confirms all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue of this instrument.

Dec 18, 2011

Date

/s/ N.P. Narvekar

Name: N.P. Narvekar

POWER OF ATTORNEY

WITH RESPECT TO

TIFF INVESTMENT PROGRAM, INC. (“TIP”)

By this instrument, the director of TIP whose name and signature appears below, constitutes and appoints each of Richard J. Flannery, Richelle S. Maestro and Dawn I. Lezon his/her attorney-in-fact, each with power of substitution, in any and all capacities, for the sole purpose of executing such registration statements and any and all amendments thereto for TIP as such designee may deem necessary and appropriate and to file the same with exhibits thereto and other documents in connection therewith as may be reasonably necessary and appropriate, with the Securities and Exchange Commission and any other federal or state government agency or body, and hereby ratifies and confirms all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue of this instrument.

December 12, 2011

/s/ Craig R. Carnaroli

Name: Craig R. Carnaroli